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                                                                   EXHIBIT 10.29

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                             MICROSOUND CORPORATION
                            (A DELAWARE CORPORATION)
                                      INTO
                             ENDOSONICS CORPORATION
                            (A DELAWARE CORPORATION)
                    (PURSUANT TO SECTION 253 OF THE DELAWARE
                            GENERAL CORPORATION LAW)


     Endosonics Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), does hereby certify:

     1. The Company was incorporated on August 14, 1992, under the name Endosonics Delaware Corporation pursuant to the Delaware General Corporation Law.

     2. The Company is the owner of at least 90% of the outstanding shares of each class of the capital stock of Microsound Corporation, a Delaware corporation ("Subsidiary").

     3. The Company, by the following resolutions adopted on September 16, 1998, by the Board of Directors of the Company, merges Subsidiary into the Company.

SHORT-FORM MERGER WITH MICROSOUND CORPORATION

          RESOLVED: That the Board of Directors of the Company deems it to be advisable and in the best interests of the Company and its stockholders that the Company merge into itself its subsidiary, Microsound Corporation (the "Subsidiary"), and assume all of Subsidiary's liabilities and obligations.

          RESOLVED FURTHER: That, in accordance with the Delaware General Corporation Law, the proper officers of the Company are hereby authorized to execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Subsidiary into the Company and to assume


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          Subsidiary's liabilities and obligations and the date of adoption thereof and to file such Certificate of Ownership and Merger with the Delaware Secretary of State and record such certificate in the office of the recorder of each county in which the registered office of the Company and the Subsidiary is located.

          RESOLVED FURTHER: That the terms of the merger are as follows: Upon the proposed merger becoming effective, (i) each outstanding share of Subsidiary's Common Stock held of record by stockholders other than the Company shall cease to be outstanding, and such stockholders of record shall be entitled to receive from the Company, as the surviving corporation in the merger, one (1) share of the Company's Common Stock (the "Acquisition Shares") for each such share of Subsidiary Common Stock upon surrender to the Company, which is hereby appointed paying agent for such purpose, of their certificate formerly representing ownership of Subsidiary Common Stock; (ii) each outstanding share of Subsidiary's Common Stock owned of record by the Company shall cease to be outstanding, without any payment being made in respect thereof;
          (iii) each outstanding option to purchase shares of Subsidiary's Common Stock held by option holders other than the Company shall be assumed by the Company and deemed to constitute an option to acquire, on the same terms and conditions (including exercise price and vesting), the same number of shares of the Company's Common Stock; and
          (iv) each outstanding option or warrant to purchase shares of Subsidiary's Common Stock held by the Company shall cease to be outstanding, without any payment being made in respect thereof.

          RESOLVED FURTHER: That the Board of Directors hereby determines that the terms of the merger of the Subsidiary into the Company set forth herein are fair and reasonable.

          RESOLVED FURTHER: That the officers of the Company are hereby authorized and directed to cause the Acquisition Shares to be issued and delivered to the stockholders of Subsidiary, in accordance with these resolutions, and upon such issuance, the Acquisition Shares shall be fully paid and non-assessable.

          RESOLVED FURTHER: That all options to purchase Subsidiary's stock outstanding as of the effective date of the Merger shall be assumed by the Company, subject to all of the terms and conditions of such options, in accordance with these resolutions.

          RESOLVED FURTHER: That the Company, as the surviving corporation, shall notify each stockholder of record of Subsidiary within ten days after the effective date of the merger that the merger has become effective.


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OMNIBUS RESOLUTION

          RESOLVED: That the proper officers of the Company are hereby authorized to take such other actions and sign such other documents as may be necessary or appropriate to carry out the intent of the foregoing resolutions, and all prior actions taken in connection therewith are hereby confirmed, ratified and approved.



Executed on September 29, 1998.


                                             Endosonics Corporation



                                             By: /s/Reinhard Warnking
                                                -----------------------
                                                Reinhard Warnking,
                                                President